EXHIBIT 99.1

HANMI FINANCIAL CORPORATION Nasdaq: HAFC May 2005

Safe Harbor Statement Certain statements contained in this presentation, including, without limitation, statements containing the words "believes," "plans," "expects," "anticipates," and words of similar import, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward- looking statements. Such factors include, among others, the following: general economic and business conditions in those areas in which the Company operates; demographic changes; competition; fluctuations in market interest rates; changes in credit quality; and other risks detailed in the most recent quarterly and annual reports filed with the Securities Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2004. Given these uncertainties, undue reliance should not be placed on such forward-looking statements. The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Opportunities Opportunities Opportunities

Korean-American Market Korean-American market five-year history Loans: 29% CAGR Deposits: 24% CAGR 40% of 2.2 million Korean-American population reside in California. Highest rates of business ownership with one per every eight Korean-Americans High savings rate (Sources: US Korean Embassy and 2001 SBA Report)

Target Market Growth Drivers Increased wealth in the Korean-American community Korea is the 11th largest economy with $28 billion current account surplus Continuing immigration trend from Korea Wealthier and better educated recent immigrants

Hanmi's Core Competencies Ethnic markets Real estate lending Business lending

Loan & Deposits Market Shares Nearly 50% market share among publicly traded Korean-American banks in California HAFC 0.45 NARA 0.15 CLFC 0.21 WIBC 0.19 Deposits Net Loans Note: As of December 31, 2004 based on SEC filings of each company. Excludes 30% of NARA's balances, which are not from California operations based on NARA's earnings call. HAFC 0.44 NARA 0.16 CLFC 0.2 WIBC 0.2

Experienced Management Team Name Title Banking Experience Dr. Sung Won Sohn President and CEO 31 years Michael J. Winiarski SVP and CFO 25 years Suki H. Murayama SVP and Regional Executive Officer 29 years Eunice U. Lim SVP and Acting CCO 24 years

Future Growth - Organic and External Emphasis on sales & service Incentive compensation program Contiguous market penetration Upgrade existing products Introduce new products

By executing on our strategy... Customers will... refer business Employees will... say Hanmi is a great place to work Investors will... consider HAFC a superior investment

($ in millions) 2000 2001 2002 2003 2004 Loans 620 820 1000 1270 2235 Deposits 940 1040 1290 1450 2529 Assets 1030 1160 1460 1790 3104 Financial Performance Consistent Balance Sheet Growth

Loan Portfolio As of March 31, 2005 Construction Loans 87960 Consumer Loans 165703 Commercial Real Estate Loans 1400543 C & I Loans 595269 Other Loans 7763

Specialty Lending Activities Robust SBA loan production 3rd largest SBA lender in LA district in 2004 4th largest SBA lender in California in 2004 Specialized in low income housing lending $49 million low income housing loans booked in 2004 Sponsored six recipients of AHP grants awarded by the FHLB Trade finance The average loan balance in the first quarter 2005 was $81 million. Syndication of loans $7 million in participation loans from transaction amounts totaling $31 million booked for the first quarter of 2005

Korean vs. Non-Korean Business 2000 2001 2002 2003 2004 2005 1Q Korean New Loans 221.1 245.7 287.4 344.5 452.4 130.37 Non-Korean New Loans 75.4 136.3 165.5 278.4 339.3 144.57 ($ in millions) Hanmi has extended service to neighboring ethnic communities. 45% 25% 43% 36% 37% 53%

Sound Asset Quality Loan Loss Allowance/Gross Loans 2000 2001 2002 2003 6/26/1905 2005 1Q Hanmi 0.0178 0.0119 0.0114 0.0106 0.01 0.01 Non Performing Assets/Total Assets 2000 2001 2002 2003 6/26/1905 2005 1Q Hanmi 0.0025 0.0043 0.0044 0.0048 0.0019 0.0022

Solid Deposits Franchise 2003 1Q 2003 2Q 2003 3Q 2003 4Q 2004 1Q 2004 2Q 2004 3Q 2004 4Q 2005 1Q Non-interest bearing 400 440 460 480 490 760 720 730 770 Savings and money market 290 300 300 300 380 660 740 768 713 Certificates of deposit 650 720 740 670 610 930 950 1032 1062 ($ in millions)

Deposits Composition Non-Interest Bearing 769852 TDs of $100,000 or More 832928 TDs of Less than $100,000 229027 Interest Bearing Demand and Savings 713091 As of March 31, 2005

Revenue Growth 2000 2001 2002 2003 2004 2005 1Q* Net interest income 41.36 43.69 47.97 56.33 101.55 126.84 Non-interest income 15 17.25 21.2 20.32 27.6 30.03 ($ in millions) *Annualized numbers

Net Income and Diluted EPS Diluted EPS1 2000 2001 2002 2003 2004 2005 1Q* Net Income 15.5 16.8 17 19.2 36.7 53.3 Net Income ($ in millions) 2000 2001 2002 2003 2004 2005 1Q* Diluted EPS 0.57 0.6 0.6 0.67 0.84 1.08 1Reflects recent 2:1 stock split *Annualized numbers

Return on Average Equity / Assets ROA ROE 2000 2001 2002 2003 2004 2005 1Q ROE 0.1981 0.1756 0.1508 0.1451 0.1251 0.1332 ROA 0.0178 0.0153 0.013 0.0118 0.0137 0.0174 ROTE 0.2045 0.1798 0.1535 0.1475 0.2573 0.2856

Profitability Ratio Trends 4Q 03 1Q 04 2Q 04 3Q 04 4Q 04 1Q 05 Yield 5.09% 5.25% 5.32% 5.66% 6.06% 6.38 % Cost of Funds 1.77% 1.80% 1.80% 1.87% 2.18% 2.39 % Spread 3.32% 3.45% 3.52% 3.79% 3.88% 3.99 % NIM 3.87% 4.02% 4.05% 4.32% 4.51% 4.70%

Efficiency Ratio Trend *Reflects restructuring expenses related to the PUB merger 2002 4Q 2003 1Q 2003 2Q 2003 3Q 2003 4Q 2004 1Q 2004 2Q 2004 3Q 2004 4Q 2005 1Q Efficiency Ratio 0.5565 0.5374 0.528 0.5123 0.5131 0.4777 0.5181 0.5029 0.4951 0.4438 Acquisition 0 0 0 0 0 0 0.0557 0.0087

PUB Merger Progress Integration substantially completed Achieved anticipated annualized cost savings of $10.9 million 5 branches closed Successful customer retention Number of employees reduced to 514 from 670

Stock Performance Investing $100 (price reflects dividends) HAFC NASDAQ S & P Financials 12/1/2000 100 100 100 20.4 1/1/2004 115.11 112.23 99.57 31.6 2/1/2004 115.11 87.1 92.89 43.9 3/1/2004 117.02 74.49 90 4/1/2004 111.95 85.66 93.22 5/1/2004 116.01 85.43 96.79 6/1/2004 131.91 87.45 96.67 7/1/2004 156.71 82.05 94.98 8/1/2004 162.46 73.08 89.05 9/1/2004 138.44 60.67 83.67 10/1/2004 137.43 68.41 81.98 11/1/2004 147.46 78.14 87.7 12/1/2004 147.58 78.95 89.47 1/2/2004 160.77 78.28 87.88 2/2/2004 168.43 70.09 86.47 3/2/2004 188.61 74.69 92.12 4/2/2004 189.18 68.34 89.53 5/2/2004 199.66 65.4 89.24 6/2/2004 190.08 59.23 84.85 7/2/2004 165.61 53.76 77.99 1/2/2001 2/1/2001 3/1/2001 4/2/2001 5/1/2001 6/1/2001 7/2/2001 8/1/2001 9/4/2001 10/1/2001 11/1/2001 12/3/2001 1/2/2002 2/4/2002 3/1/2002 4/1/2002 5/1/2002 6/3/2002 7/1/2002 8/1/2002 9/3/2002 10/1/2002 11/1/2002 12/2/2002 1/2/2003 2/3/2003 3/3/2003 4/1/2003 5/1/2003 6/2/2003 7/1/2003 8/1/2003 9/2/2003 10/1/2003 11/3/2003 12/1/2003 1/2/2004 2/2/2004 3/1/2004 4/1/2004 5/3/2004 6/1/2004 7/1/2004 8/2/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/3/2005 2/1/2005 3/31/2005 4/1/2005 HAFC 100 100 101.65 97.11 100.83 114.67 136.16 141.12 120.25 119.21 128.1 128.1 139.67 146.28 163.84 164.26 173.35 165.08 143.8 145.04 144.42 145.66 167.36 160.54 164.46 161.16 165.7 162.81 169.63 171.9 179.75 205.79 197.73 210.95 205.58 198.76 209.09 297.73 270.25 251.03 266.94 301.03 295.87 327.48 310.33 312.19 382.02 371.28 366.94 365.5 341.94 300.62 NASDAQ 100 77.61 66.37 76.32 76.12 77.92 73.11 65.11 54.06 60.96 69.63 70.34 69.75 62.45 66.55 60.89 58.27 52.77 47.9 47.42 42.27 47.96 53.33 48.17 47.64 48.24 48.37 52.81 57.56 58.53 62.57 65.29 64.45 69.69 70.7 72.25 74.52 73.21 71.92 69.25 71.65 73.85 68.07 66.29 68.41 71.23 75.62 78.46 74.38 74 72.1 69.62 S & P Financials 100 93.29 90.39 93.62 97.21 97.09 95.39 89.43 84.03 82.34 88.07 89.85 88.26 86.85 92.52 89.92 89.62 85.22 78.32 79.78 70.31 76.5 79.51 75.09 73.68 71.26 70.84 79.37 83.4 83.46 87.06 86.04 86.45 92.17 91.76 96.06 98.9 101.38 100.18 95.31 96.93 97.22 94.97 98.02 96.99 97.21 99.91 103.97 101.56 100.79 96.73 96.15 January 1, 2001 through April 28, 2005

Compelling Investment Opportunity Dominant franchise in the attractive, high growth California-based Korean-American marketplace Proven expertise serving growing immigrant markets Experienced management team High quality loan portfolio coupled with attractive core deposit franchise Balance sheet well positioned to take advantage of a rising interest rate environment

Stock Summary Ticker Symbol: HAFC (Nasdaq) Recent Price1: $14.55 Shares Outstanding1: 49.6 million Market Capitalization1: $722 million Average Daily Volume2: 186,318 shares Trailing Twelve Months Price/Earnings Ratio3: 15.73 Annual Dividend: $0.20 per share Current Dividend Yield1: 1.37% 1. As of April 28, 2005 2. Three-month average daily volume as of April 28, 2005 3. Trailing twelve months through March 31, 2005

HANMI FINANCIAL CORPORATION Nasdaq: HAFC